Exhibit 10.5
PROMISSORY NOTE

Principal $30,000,000.00	Loan Date 07-24-2018	Maturity 07-24-2028	Loan No 55120-9003	Call / Coll 9A00 / AA	Account 00000160370	Officer 00229	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Heartland Financial USA, Inc.	Lender:	Bankers Trust Company
	1398 Central Avenue		453 7th Street
	Dubuque, IA 52001		P.O. Box 897
Des Moines, IA 50304-0897
(800) 362-1688

Principal Amount: $30,000,000.00	Date of Note: July 28, 2018
PROMISE TO PAY. Heartland Financial USA, Inc. ("Borrower") promises to pay to Bankers Trust Company ("lender"), or order, in lawful money of the United States of America, the principal amount of Thirty Million & 00/100 Dollars ($30,000,000.00), together with interest on the unpaid outstanding principal balance from July 24, 2018, until paid in full.
PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule:
Borrower will pay this loan in 119 monthly payments of a principal amount due as indicated by the amortization schedule attached as Attachment I, plus accrued interest beginning August 24, 2018 and each month after that. Borrower's final payment will be due on July 24, 2028 and will be for all principal and all accrued interest not yet paid.
Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.
VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the LIBOR Rate which means the London Inter-Bank Offered Rate for United States Dollars for a term of one month which appears on Reuters Screen LIBOR01 Page (or any generally recognized successor method or means of publication) as of 11:00 a.m., London time, two (2) London business days before the relevant Reset Date (the "Index"). Such adjustments shall be determined and become effective on the 10th day of each month (the "Reset Date"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each month. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 2.090% per annum. Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate o 2.500 percentage points over the Index, resulting in an initial rate of 4.590% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase the Borrower's final payment.
INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.
PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Bankers Trust Company, 453 7th Street, P.O. Box 897, Des Moines, lA 50304-0897.
LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $50.00, whichever is greater.
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 21.000% per annum based on a year of 360 days. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.
Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.
Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.
Insecurity. Lender in good faith believe itself insecure.
LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.
ATTORNEY'S FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation all attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding. or counterclaim brought by either Lender or Borrower against the other.
GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Iowa.
CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Polk County, State of Iowa.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.
COLLATERAL. This loan is unsecured.
PURPOSE OF LOAN. The specific purpose of this loan is: Acquisitions.
LOAN AGREEMENT. This credit is subject to the terms and conditions of a Business Loan Agreement dated June 14, 2013, and as may be amended from time to time.
SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s) to a consumer reporting agency. Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: Bankers Trust Company 453 7th Street Des Moines, IA 50309.
GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.
PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

HEARTLAND FINANCIAL USA, INC.

By: /s/ Bryan R. McKeag
Bryan R. McKeag, CFO of Heartland Financial USA, Inc.

DISBURSEMENT REQUEST AND AUTHRORIZATION

Principal $30,000,000.00	Loan Date 07-24-2018	Maturity 07-24-2028	Loan No 55120-9003	Call / Coll 9A00 / AA	Account 00000160370	Officer 00229	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Heartland Financial USA, Inc.	Lender:	Bankers Trust Company
	1398 Central Avenue		453 7th Street
	Dubuque, IA 52001		P.O. Box 897
Des Moines, IA 50304-0897
(800) 362-1688

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to a Corporation for $30,000,000.00.
PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐	Personal, Family, or Household Purposes or Personal Investment.

☒	Business (Including Real Estate Investment).
SPECIFIC PURPOSE. The specific purpose of this loan is: Acquisitions.
DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $30,000,000.00 as follows:

Other Disbursements:	$30,000,000.00
$30,000,000.00 to Borrower

Note Principal:	$30,000,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's Checking account, numbered 714125, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 24, 2018.

BORROWER:

HEARTLAND FINANCIAL USA, INC.

By: /s/ Bryan R. McKeag
Bryan R. McKeag, CFO of Heartland Financial USA, Inc.

NOTICE OF FINAL AGREEMENT

Principal $30,000,000.00	Loan Date 07-24-2018	Maturity 07-24-2028	Loan No 55120-9003	Call / Coll 9A00 / AA	Account 00000160370	Officer 00229	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Heartland Financial USA, Inc.	Lender:	Bankers Trust Company
	1398 Central Avenue		453 7th Street
	Dubuque, IA 52001		P.O. Box 897
Des Moines, IA 50304-0897
(800) 362-1688

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THE LOAN AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN LOAN AGREEMENT MAY BE LEGALLY ENFORCED. BORROWER MAY CHANGE THE TERMS OF THE LOAN AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan: means the following described loan: a Variable Rate Nondisclosable Loan to a Corporation for $30,000,000.00.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

•Promissory Note
•Disbursement Request and Authorization
•Notice of Final Agreement
Parties. The term "Parties" means Bankers Trust Company and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	Heartland Financial USA, Inc.

Each Party who signs below, other than Bankers Trust Company, acknowledges, represents, and warrants to Bankers Trust Company that it has received, read and understood this Notice of Final Agreement. This Notice is dated July 24, 2018.

BORROWER:

HEARTLAND FINANCIAL USA, INC.

By: /s/ Bryan R. McKeag
Bryan R. McKeag, CFO of Heartland Financial USA, Inc.
LENDER:

BANKERS TRUST COMPANY

By: /s/ Ben A. Miller
Ben A. Miller, Asst. Vice President

CHANGE IN TERMS AGREEMENT

Principal $27,500,000.00	Loan Date 06-14-2019	Maturity 07-24-2028	Loan No 55120-9003	Call / Coll 9A00 / AA	Account 00000160370	Officer 00229	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Heartland Financial USA, Inc.	Lender:	Bankers Trust Company
	1398 Central Avenue		453 7th Street
	Dubuque, IA 52001		P.O. Box 897
Des Moines, IA 50304-0897
(800) 362-1688

Principal Amount:	$27,500,000	Date of Agreement:	June 14, 2019
DESCRIPTION OPF EXISTING INDEBTEDNESS. A Promissory Note dated July 24, 2018 in the amount of $30,000,000.00 to mature on July 24, 2028.
DESCRIPTION OF CHANGE IN TERMS.
Loan Agreement. This requirement will be deleted in its entirety and replaced with the following:
Loan Agreement. This Note is now subject to the terms and conditions of a Business Loan Agreement dated June 14, 2019, and as may be amended from time to time.
CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, not obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the Intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accomodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

IMPORTANT. READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN AGREEMENT MAY BE LEGALLY ENFORCED. THE PARTIES MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THIS AGREEMENT.

BORROWER ACKNOWLEDGES RECIEPT OF A COMPLETED COPY OF THIS CHANGE IN TERMS AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

HEARTLAND FINANCIAL USA, INC.

By: /s/ Bryan R. McKeag
Bryan R. McKeag, CFO of Heartland Financial USA, Inc.
LENDER:

BANKERS TRUST COMPANY

By: /s/ Ben A. Miller
Ben A. Miller, Asst. Vice President